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                                                                 EXHIBIT 10.10
                               USDATA CORPORATION


                            STOCK PURCHASE AGREEMENT

                                 August 6, 1999


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                                TABLE OF CONTENTS

                                                                                                                Page
1.       Purchase and Sale of Stock...............................................................................1

         1.1      Sale and Issuance of Stock......................................................................1
         1.2      Closing.........................................................................................1
         1.3      Consideration...................................................................................1

2.       Representations and Warranties of the Company............................................................1

         2.1      Organization, Good Standing and Qualification...................................................1
         2.2      SEC Reports; Financial Statements...............................................................2
         2.3      Capitalization and Voting Rights................................................................2
         2.4      Authorization...................................................................................3
         2.5      Valid Issuance of Preferred and Common Stock....................................................3
         2.6      Governmental Consents...........................................................................3
         2.7      Offering........................................................................................4
         2.8      Compliance with Certain Matters.................................................................4

3.       Representations and Warranties of the Investor...........................................................4

         3.1      Authorization...................................................................................4
         3.2      Purchase Entirely for Own Account...............................................................4
         3.3      Disclosure of Information.......................................................................4
         3.4      Investment Experience...........................................................................5
         3.5      Accredited Investor.............................................................................5
         3.6      Restricted Securities...........................................................................5
         3.7      Further Limitations on Disposition..............................................................5
         3.8      Legends.........................................................................................5

4.       Conditions of Investor's Obligations at Closing..........................................................6

5.       Conditions of the Company's Obligations at Closings......................................................6

         5.1      Representations and Warranties..................................................................6
         5.2      Performance.....................................................................................6
         5.3      Proceedings and Documents.......................................................................6
         5.4      Payment of Purchase Price.......................................................................7
         5.5      Qualifications..................................................................................7

6.       Miscellaneous............................................................................................7

         6.1      Survival of Warranties..........................................................................7
         6.2      Use of Proceeds.................................................................................7



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

         6.3      Successors and Assigns..........................................................................7
         6.4      Governing Law...................................................................................7
         6.5      Counterparts....................................................................................7
         6.6      Titles and Subtitles............................................................................7
         6.7      Notices.........................................................................................7
         6.8      Finder's Fee....................................................................................8
         6.9      Expenses........................................................................................8
         6.10     Dispute Resolution..............................................................................8
         6.11     Amendments and Waivers.........................................................................10
         6.12     Severability...................................................................................10
         6.13     Aggregation of Stock...........................................................................10
         6.14     Publicity......................................................................................10
         6.15     Entire Agreement...............................................................................10


         SCHEDULE A - Closing
         SCHEDULE B - Disclosure Schedule


         EXHIBIT A - Certificate of Designation
         EXHIBIT B - Investors' Rights Agreement


                                       ii
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                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT is made as of the 6th day of August, 1999, by and among USDATA Corporation, a Delaware corporation (the "Company"), and Safeguard Delaware, Inc. (the "Investor").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Stock.


     1.1  Sale and Issuance of Stock.

     (a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) a Certificate of Designation for Series A Preferred Stock in the form attached hereto as Exhibit A (the "Certificate").

     (b) Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to the Investor at the Closing, that number of shares of the Company's Series A Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), set forth opposite the Investor's name on Schedule A hereto at an aggregate purchase price of $5,000,000. The rights, privileges and preferences of the Series A Preferred Stock shall be as stated in the Certificate.

     (c) Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to the Investor at the Closing, that number of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), set forth opposite the Investor's name on Schedule A hereto at an aggregate purchase price of $5,000,000.

     1.2 Closing. The purchase and sale of the Series A Preferred Stock and the Common Stock to be issued and sold hereunder (collectively, the "Stock") shall take place at 10:00 a.m., central time, on August 6, 1999, or at such other time as the Company and the Investor mutually agree upon (which time is designated as the "Closing").

     1.3 Consideration. At the Closing, the Company shall deliver to the Investor certificates representing the Stock being sold hereunder against payment of the purchase price therefor by wire transfer.

     2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that, except as set forth on the Disclosure Schedule attached hereto as Schedule B (the "Disclosure Schedule") furnished to the Investor and its special counsel, which exceptions shall be deemed to be representations and warranties as if made hereunder:

     2.1 Organization, Good Standing and Qualification. Each of the Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state of its formation and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Each of the Company and each of its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, results of operation or financial condition.

     2.2 SEC Reports; Financial Statements. The Common Stock, par value $0.01 per share, of the Company is registered under Section 12(b) or (g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company is in full compliance with its reporting and filing obligations under the Exchange Act. The Company has delivered to the Investor (a) its annual reports to stockholders and its Annual Reports on Form 10-K for its last two fiscal years and (b) all of its Quarterly Reports on Form 10-Q and each other report, registration statement or definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") since the beginning of such two fiscal years (collectively, the "SEC Reports"). The SEC Reports (other than Quarterly Reports on Form 10-Q filed prior to the latest Annual Report on Form 10-K filed by the Company) do not (as of their respective dates) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The audited and unaudited financial statements of the Company included in the SEC Reports (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as stated in such Financial Statements or the notes thereto) and fairly present the financial position of the Company and its consolidated subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended. Except as disclosed by the Company in the SEC Reports, since the end of the most recent of such fiscal years, there has been no material adverse change in the business, properties, financial condition or results of operations of the Company and its subsidiaries taken together, and there is no existing condition, event or series of events which reasonably would be expected to have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken together, or the ability of the Company to perform its obligations under this Agreement or the Investors' Rights Agreement (as defined below).

     2.3 Capitalization and Voting Rights

     (a) The authorized capital of the Company consists of:

     (i) 2,200,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of which 100,000 shares have been designated "Series A Preferred Stock" (the "Series A Preferred Stock") and none of which currently are issued or outstanding.

     (ii) 22,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"), of which, as of the date of the last Quarterly Report on 10-Q filed by the Company, 11,402,366 shares are issued and outstanding.

     (b) All outstanding shares of capital stock of the Company's subsidiaries are owned beneficially and of record by the Company, free and clear of any liens, security interests, encumbrances or other adverse claims.

     (c) All outstanding shares of capital stock of the Company and its subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Securities Act"), and any relevant state securities laws or pursuant to valid exemptions therefrom.

     (d) Except as disclosed in the SEC Reports and except for the rights provided for in the Investors' Rights Agreement to be entered into in connection herewith and attached hereto as Exhibit B (the "Investors' Rights Agreement"), there are not any outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company or any of its subsidiaries of any shares of their capital stock.

     2.4 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Investors' Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Stock being sold hereunder and the Common Stock issuable upon conversion of the Series A Preferred Stock being has been taken, and this Agreement and the Investors' Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (c) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

     2.5 Valid Issuance of Preferred and Common Stock. The Stock that is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws.

     2.6 Governmental Consents. Other than filings which are required or permitted to be made pursuant to applicable securities laws, which filings, if any, will be made within the applicable periods required by such laws, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement and the Investors' Rights Agreement.

     2.7 Offering. Subject in part to the truth and accuracy of the Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Stock as contemplated by this Agreement are exempt from the registration requirements of the Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     2.8 Compliance with Certain Matters. Neither the Company nor any of its subsidiaries is in violation or default under or in breach of any provision of its Certificate of Incorporation or Bylaws, any agreement, instrument, contract, document, judgment, order, writ or decree to which it is a party or by which it is bound or any federal or state statute, rule or regulation applicable to it. The execution, delivery and performance of this Agreement and the Investors' Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, agreement, instrument, contract, document, judgment, order, writ, decree, statute, rule or regulation or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company or any of its subsidiaries, their business or operations or any of their assets or properties.

     3. Representations and Warranties of the Investor. The Investor hereby represents and warrants that:

     3.1 Authorization. The Investor has full power and authority to enter into this Agreement and the Investors' Rights Agreement, and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

     3.2 Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Stock to be received by the Investor and the Common Stock issuable upon conversion of the Series A Preferred Stock will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock or Common Stock issuable upon conversion of the Series A Preferred Stock.

     3.3 Disclosure of Information. The Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

     3.4 Investment Experience. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock. The Investor also represents it has not been organized for the purpose of acquiring the Stock.

     3.5 Accredited Investor. The Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

     3.6 Restricted Securities. The Investor understands that the shares of Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Stock or Common Stock issuable upon conversion of the Series A Preferred Stock unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Investors' Rights Agreement, and:

     (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

     (b) If reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.

     3.8 Legends. It is understood that the certificates evidencing the Stock or Common Stock issuable upon conversion of the Series A Preferred Stock may bear one or all of the following legends:

     (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

     (h) Any legend required by the securities laws of any applicable jurisdictions.

     (c) Any legend required by the Investors' Rights Agreement or other applicable agreement.

     4. Conditions of Investor's Obligations at Closing. The obligations of the Investor under subsections 1.1(b) and 1.1(c) and Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

     (a) Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

     (b) Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

     (c) Compliance Certificate. The Chief Financial Officer of the Company shall deliver to the Investor at the Closing a certificate on behalf of the Company stating that the conditions specified in Subsections 4(a) and 4(b) have been fulfilled and stating that there has been no material adverse change in the business, affairs, operations, properties, assets or condition of the Company or its subsidiaries since the date of the Financial Statements.

     (d) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be duly obtained and effective as of such Closing.

     (e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at such Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and its special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

     (f) Investors' Rights Agreement. The Company and the Investor shall have entered into the Investors' Rights Agreement.

     5. Conditions of the Company's Obligations at Closings. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by the Investor:

     5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

     5.2 Performance. The Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing.

     5.3 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company's counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

     5.4 Payment of Purchase Price. The Investor shall have delivered the purchase price specified in subsections 1.1(b) and 1.1(c).

     5.5 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be duly obtained and effective as of such Closing.

     6. Miscellaneous.

     6.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

     6.2 Use of Proceeds. The Company shall use the proceeds from the sale of the Stock to the Investor hereunder to fund and develop the Company's eMake business and for other general corporate purposes.

     6.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Stock or Common Stock issuable upon conversion of the Series A Preferred Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     6.4 Governing Law. The construction, validity and interpretation of this Agreement will be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     6.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     6.7 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial overnight courier (with confirmation of receipt) or sent via facsimile (with confirmation of receipt) to the Company at 2345 North Central Expressway, Richardson, Texas 75080 (Fax: (972) 669-9557),
                                       7
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Attention: Robert L. Drury, or, in the case of the Investor, beneath the
Investor's name on Schedule A hereto (or at such other address for a party as shall be specified by like notice)

     Notice given by facsimile shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices by facsimile shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

     6.8 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, consultants or representatives is responsible.

     6.9 Expenses. Irrespective of whether any Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and any schedules or exhibits hereto. The Company shall, at the Closing, reimburse the reasonable fees and expenses of the Investor and its special counsel. The Investor shall use its best efforts to cause such fees and expenses not to exceed $20,000 in the aggregate.

     6.10 Dispute Resolution.

     (a) If any dispute arising out of or relating to this Agreement or the Investors' Rights Agreement, or any other agreement executed in connection herewith or the breach, termination or validity thereof (a "Dispute") is not settled promptly in the ordinary course of business, the parties shall seek to resolve any such Dispute between them, first, by negotiating promptly with each other in good faith in face-to-face negotiations. These face-to-face negotiations shall be conducted by the respective designated senior management representative of each party. If the parties are unable to resolve the Dispute between them through these face-to-face negotiations, within 20 business days (or such period as the parties shall otherwise agree) following the date of notification (the "Notice Date") by one party to the other(s) of the existence of such Dispute, then any such Dispute shall be resolved in the following manner.

     (b) The parties shall endeavor to resolve any such Dispute by mediation under the CPR Mediation Procedures for Business Disputes. Unless otherwise agreed, the parties will select a mediator from the CPR Panels of Neutrals and shall notify CPR to initiate the selection process.

     (c) Any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, exceeds $100,000 ("Summary Proceeding"), arising out of or relating to a Dispute which has not been resolved by mediation as provided herein within 90 days of the Notice Date, shall be litigated exclusively in the Superior Court of the State of Delaware (the "Delaware Superior Court") as a summary proceeding pursuant to Rules 124-131 of the Delaware Superior Court, or any successor rules (the "Summary Proceeding Rules"). Each of the parties hereto hereby irrevocably and unconditionally (A) submits to the jurisdiction of the Delaware Superior Court for any Summary Proceeding, (B) agrees not to commence any Summary Proceeding except in the Delaware Superior Court, (C) waives, and agrees not to plead or to make, any objection to the venue of any Summary Proceeding in the Delaware Superior Court, (D) waives, and agrees not to plead or to make any claim that any Summary Proceeding brought in the Delaware Superior Court has been brought in an improper or otherwise inconvenient forum, (E) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court lacks personal jurisdiction over it, (F) waives its right to remove any Summary Proceeding to the federal courts except where such courts are vested with sole and exclusive jurisdiction by statute, and (G) understands and agrees that it shall not seek a jury trial or punitive damages in any Summary Proceeding based upon or arising out of a Dispute, and waives any and all rights to any such jury trial or to seek punitive damages.

     (d) In the event any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, does not exceed $100,000 (a "Proceeding"), arising out of or relating to a Dispute is brought, the parties to such Proceeding agree to make application to the Delaware Superior Court to proceed under the Summary Proceeding Rules. Until such time as such application is rejected, such Proceeding shall be treated as a Summary Proceeding and all of the foregoing provisions of Section 6.10(c) relating to Summary Proceedings shall apply to such Proceeding.

     (e) If a Summary Proceeding is not available to resolve any Dispute hereunder, the controversy or claim shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of this Agreement and the substantive law of the State of Delaware including law in respect of any statute of limitations. The arbitration shall be conducted at the Association's regional office located in Philadelphia, Pennsylvania by three arbitrators, at least one of whom shall be knowledgeable in telecommunications, one of whom shall be an attorney and one of whom shall be a member of a "Big Five" accounting firm familiar with telecommunications. Absent mutual agreement of the parties, the arbitrators specified in the preceding sentence shall be appointed pursuant to the Commercial Arbitration Rules of the Association. The arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover damages in excess of compensatory damages with respect to any such Dispute. Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction.

     (f) Neither party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions to protect its rights and interests but shall not be sought as a means to avoid or stay arbitration or Summary Proceeding.

     (g) Each party is required to continue to perform its obligations under this contract pending final resolution of any Dispute, unless to do so would be impossible or impracticable under the circumstances.

     6.11 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the holders of a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock issued hereunder and the holders of a majority of the Common Stock issued hereunder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

     6.12 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     6.13 Aggregation of Stock. All shares of the Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     6.14 Publicity. Neither the Company nor the Investor shall take any action, or permit any of its employees, consultants, officers, directors or stockholders to take any action, which may result in the public disclosure of the transactions effected hereby or the identity of the Investor, unless required by law. If the Company determines that it is required by law to disclose these transactions or the identity of the Investor, it shall, at a reasonable time before making any such disclosure, consult with each Investor regarding such disclosure and seek confidential treatment of this Agreement and all schedules and exhibits hereto.

     6.15 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

            [Signature page to the Stock Purchase Agreement follows.]

     IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first above written.


                                    COMPANY:

                                    USDATA CORPORATION

                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                    INVESTOR:

                                    SAFEGUARD DELAWARE, INC.


                                    By:
                                          -------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                   SCHEDULE A

                                     CLOSING



                            SERIES A PREFERRED STOCK


    NAME                                                 NUMBER OF SHARES           PURCHASE PRICE

Safeguard Delaware, Inc.                                 50,000                     $5,000,000
 c/o Safeguard Scientifics, Inc.
 800 The Safeguard Building
 435 Devon Park Drive
 Wayne, Pennsylvania  19087
Fax:  (610) 293-0601


                                  COMMON STOCK

    NAME                                                NUMBER OF SHARES             PURCHASE PRICE

Safeguard Delaware, Inc.                                1,204,819                    $5,000,000
 c/o Safeguard Scientifics, Inc.
 800 The Safeguard Building
 435 Devon Park Drive
 Wayne, Pennsylvania  19087
Fax:  (610) 293-0601

                                   SCHEDULE B

                               DISCLOSURE SCHEDULE


                                      NONE

                                    EXHIBIT A

                           CERTIFICATE OF DESIGNATION